UNITED STATES
	      		     SECURITIES AND EXCHANGE COMMISSION
		      		     Washington, D.C. 20549

	                                  FORM 8-K

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


				     Date of Report   October 26, 2007

                                      BOLIVAR MINING CORP.
			--------------------------------------------------------
			(Exact name of registration as specified in its charter)


      	Nevada	           		000-32273  	   			88-0419183
	----------------------		--------------------   		------------------
	(State or other jurisdiction	(Commission File Number)	(IRS Employer
	 of incorporation)                             	 		Identification No.)


			2nd Floor, 455 Granville Street, Vancouver BC V6C1T1
			----------------------------------------------------
			(Address of principal executive offices) (Zip Code)


		Registrant's telephone number, including area code: 604-687-7492

      	     				Denim Apparel Group Inc.
	           ------------------------------------------------------------
	          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 3 - Securities and Trading Markets
------------------------------------------

Item 3.03 Material Modification to Rights of Security Holders

The Corporation reverse split its issued and outstanding shares of common stock in the ratio of 200:1 effective October 12, 2007.

Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Arshad Shah has resigned as Secretary of the Company effective October 4, 2007.

Robert Klein was appointed Secretary of the Company effective October 4, 2007 to fill the vacancy created by Arshad Shah, who resigned as Secretary on that date.

Martin Zezula was appointed Treasurer of the Company effective October 17, 2007.

Section 8 - Other Events
------------------------

Item 8.01 	Change of the corp. name and trading symbol

The Company amended its articles to incorporation to change its name from DENIM APPAREL GROUP, INC. to BOLIVAR MINING CORP. effective October 12, 2007.

The Company's trading symbol has been changed from DPGP to BOLV effective October 12, 2007.

Item 8.02   Changes of the address and telephone number

The Company's address has been changed to 2nd Floor, 455 Granville Street, Vancouver, BC V6C 1T1, Canada.

The Company?s telephone number has been changed to 604-687-7492.


                                   				SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              					BOLIVAR MINING CORP.

Dated:  October 26, 2007
										/s/ Arshad A. Shah
										President

										/s/ Robert Klein
										Secretary